Scudder Emerging Markets Income Fund

                 Supplement to Statement of Additional Information
                                dated March 1, 2000

The following amends information on page 49, the tenth paragraph under the section "Investment Adviser" in the Fund's Statement of Additional Information:

The Fund's Board approved an amended and restated Investment Management Agreement effective October 2, 2000. The complete fee schedule is as follows:

                                        Annual Investment
                                        -----------------
     Average daily net assets           Management fee rate
     ------------------------           -------------------

        First $500 million                      1.00%
      Exceeding $500 million                    0.95%

As of October 2, 2000, the Fund's net assets were approximately $148 million.




October 31, 2000